SECURITIES AND EXCHANGE COMMISSION
                      Washington D.C. 20549



                            FORM 8-K



                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



                 Commission file Number 0-27618



                    Date of Report (Date of
           earliest event reported) November 29, 1996

                  COLUMBUS McKINNON CORPORATION
     (Exact name of registrant as specified in its charter)



         NEW YORK                          16-0547600
(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)          Identification No.)



    140 JOHN JAMES AUDUBON PKWY., AMHERST, NY  14228-1197
     (Address of principal executive offices)  (Zip Code)



                (Registrant's telephone number,
               including area code) (716) 689-5400




                          NOT APPLICABLE
      (Former name, former address and former fiscal year,
                  if changed since last report)

Item 5.  Other Events.

     On November 29, 1996, Columbus McKinnon Corporation ("Parent"), through its majority-owned subsidiary, Spreckels Industries, Inc., doing business as Yale Industries, Inc. (the "Company") amended its tender offer and consent solicitation (the "Tender Offer") to purchase for cash all $70 million of the Company's 11-1/2% Senior Secured Notes due 2000 (the "Notes") to increase the potential aggregate consideration to be paid in the Tender Offer from 108.125% to 108.250% of the outstanding principal amount of the Notes, plus accrued interest. The consideration will consist of (i) an offer to purchase the Notes for 106.750% of the principal amount of the Notes, plus accrued interest, and (ii) a consent solicitation payment (the "Consent Payment") of 1.500% of principal amount of the Notes to holders who deliver consents to certain proposed amendments in the Indenture pursuant to which the Notes were issued on or prior to the Consent Date (each as defined below).

     The Tender Offer will expire at 5:00 p.m., New York City time on Friday, December 13, 1996. The Company intends to execute a supplemental indenture providing for the proposed amendments (the "Proposed Amendments") to the Indenture dated September 2, 1993, as amended to date, between the Company and Chemical Trust Company of California, as trustee, pursuant to which the Notes were issued (the "Indenture"). The Company intends to execute this supplemental indenture on December 13, 1996 if consents from a majority in aggregate principal amount of the outstanding Notes are received by that date (the "Consent Date"). The Consent Payment of 1.500% of the principal amount of the Notes will not be paid to holders of Notes who tender after the Consent Date.

     The proposed amendments to the Indenture would, among other things, eliminate from the Indenture substantially all of the restrictive covenants, certain event of default provisions of the Indenture pursuant to which the Notes were issued and all provisions relating to guarantees of the Notes by the Company's subsidiaries and security for the Notes.

     Consummation of the Tender Offer is conditioned on, among other things, the Company's receipt of tenders of Notes constituting a majority in aggregate principal amount of the outstanding Notes and the consent of the senior lenders to Parent.

Item 7.  Exhibits.

          (2)  Amendment Number 1 to the Credit Agreement among
Parent, Fleet Bank, as Administrative Agent, and the Banks,
Financial Institutions and other Institutional Lenders named therein dated as of November 14, 1996.

          (99) Text of press release dated November 29, 1996 issued by the Parent in connection with the above-described transaction.

                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                              COLUMBUS McKINNON CORPORATION


Date:  December 6, 1996       By /s/ Robert L. Montgomery, Jr.
                                     Robert L. Montgomery, Jr.
                                     Executive Vice President and
                                     Chief Financial Officer

                                                        Exhibit 2

                         FIRST AMENDMENT
                       TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment'), dated as of November __, 1996, by and among COLUMBUS MCKINNON CORPORATION, a New York corporation (the "Borrower"), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the Lenders (the "Lenders"), FLEET BANK, as Initial Issuing Bank (the "Initial Issuing Bank"), FLEET BANK, as the Swing Line Bank (the "Swing Line Bank"; each of the Lenders, Initial Issuing Bank and the Swing Line Bank, individually, a "Lender Party" and collectively, the "Lender Parties"), and FLEET BANK, as administrative agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "Administrative Agent") for the Lender Parties.

                      W I T N E S S E T H :

     WHEREAS, the Borrower, Lenders, Initial Issuing Bank, Swing
Line Bank and Administrative Agent are party to that certain
Credit Agreement, dated as of October 16, 1996 (as it may hereafter be supplemented, amended, restated, extended or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, pursuant to the terms and conditions of the Credit Agreement, the Lender Parties agreed to make loans and issue letters of credit having an aggregate principal and face amount at any one time of up to Three Hundred Twenty Five Million Dollars ($325,000,000) in order to finance, among other things, the acquisition by L Acquisition Corporation, a wholly-owned subsidiary of the Borrower ("L Acquisition"), of Spreckels Industries, Inc. (known as Yale International, Inc.) (the "Company");

     WHEREAS, L Acquisition consummated the acquisition of a majority of the then outstanding equity securities of the Company on October 17, 1996 and is working to consummate the Merger as soon as is practicable in accordance with the terms and conditions of the Merger Agreement;

     WHEREAS, as of the date hereof, the Company is a party to, and subject to, the covenants and other provisions of that certain Senior Note Indenture, dated as of September 2, 1993, by and between the Company and Chemical Trust Company of California, as trustee ("Trustee"), the terms of which provide for, among other things, the granting of certain security interests, the provision of certain guarantees and certain restrictive covenants regarding debt, liens and other matters with respect to the Company (the "Senior Note Indenture");

     WHEREAS, the Senior Note Indenture also grants each holder of the 11-1/2% Senior Secured Notes issued by the Company thereunder (the "Senior Notes") the right, after a "change of control" of the Company, to require the Company to repurchase all of such holder's Senior Notes at a purchase price equal to 101% of the principal amount of such Senior Notes, plus accrued and unpaid interest thereon;

     WHEREAS, pursuant to the terms of the Credit Agreement, and subject to the prior satisfaction of the conditions set forth therein, the Lender Parties agreed to provide up to Seventy-Five Million Dollars ($75,000,000) consisting of Working Capital Commitments available solely to finance the Company's obligation to repurchase Senior Notes because of a change of control of the Company;

     WHEREAS, pursuant to the Offer (as defined below), the Company desires to offer to purchase for cash from each registered holder of the Senior Notes, any and all outstanding Senior Notes for aggregate consideration (assuming all of the Senior Notes are so purchased by the Company) not to exceed $80,000,000 (inclusive of all related fees and expenses payable by the Borrower, the Company or any other Subsidiary of the Borrower), plus accrued and unpaid interest on the Senior Notes (the "Senior Notes Tender Offer") and, as an alternative, will offer to purchase for cash from each registered holder of the Senior Notes, pursuant to the requirements of the Senior Note Indenture, any and all outstanding Senior Notes at a purchase price of 101% of the principal amount of such Senior Notes, plus accrued and unpaid interest thereon (the "Change of Control Offer");

     WHEREAS, holders tendering Senior Notes pursuant to the terms of the Senior Notes Tender Offer will also be required to execute and deliver a consent to certain amendments to the Senior
Note Indenture (collectively, the "Indenture Amendments"), each of which amendments is set forth in the Supplemental Indenture (as such term is defined below), in order to, among other things, delete all provisions providing for the granting of security, delete all provisions providing for the provision of guarantees, delete or modify certain restrictive covenants regarding debt, liens, dividends and other distributions, and other matters with respect to the Company, and delete certain events of default;

     WHEREAS, it is condition to the Senior Notes Tender Offer that at least 50.1% of the aggregate principal amount of Senior Notes outstanding be tendered and that the holders of at least 50.1% of the aggregate principal amount of Senior Notes outstanding deliver written consents to the Indenture Amendments;

     WHEREAS, at the time of delivery of written consents to the Indenture Amendments representing not less than 50.1% of the aggregate principal amount of Senior Notes outstanding (the "Required Consents"), the Company and the Trustee will enter into the Supplemental Indenture;

     WHEREAS, each of the Borrower, the Company and the Company's Subsidiaries has requested that the Administrative Agent and Lender Parties amend the Credit Agreement and supplement certain of the other Loan Documents to permit the financing under the

Working Capital Facility of the Senior Notes Tender Offer and Change of Control Offer on the terms set forth in the Offer, to make such changes as will be necessitated by the execution and delivery of the Supplemental Indenture effectuating each of the Indenture Amendments at the time of delivery of the Required Consents and to amend certain other provisions of the Credit Agreement; and

     WHEREAS, the Administrative Agent and Lender Parties are agreeable to the foregoing, including, without limitation, the Senior Notes Tender Offer and the Supplemental Indenture, in each instance as and to the extent set forth in this Amendment and subject to each of the terms and conditions stated herein.

     NOW THEREFORE, in consideration of the premises and the mutual covenants set forth herein and of the loans or other extensions of credit heretofore, now or hereafter made to, or for the benefit of, the Borrower by the Lender Parties, including, without limitation, the provision by the Lenders of financing under the Working Capital Facility as set forth in this Amendment for the Senior Notes Tender Offer and Change of Control Offer on the terms set forth herein and in the Offer, the parties hereto hereby agree as follows:

     1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

     2.   Amendments.

          2.1 Section 1.01 of the Credit Agreement, Definitions and Accounting Terms, is amended to include the following definitions in their appropriate alphabetic order:

               "Change of Control Offer" means the offer made by the Company, deriving from the right of holders of Senior Notes under the Senior Note Indenture to require the Company to purchase Senior Notes at 101% of their principal amount plus accrued and unpaid interest thereon because of a "change of control" of the Company, to repurchase Senior Notes pursuant to the terms and conditions of Article Twelve of the Senior
     Note Indenture and the Offer.

               "Guaranty Supplement" means a Guaranty Supplement in substantially the form of Exhibit A attached to the Guaranty and Exhibit 4.1C attached hereto.

               "Indenture Amendments" means the amendments to the Senior Note Indenture which are described in the Offer and set forth in the Supplemental Indenture.

               "Intellectual Property Security Agreement
     Supplement" means an Intellectual Property Security
     Agreement Supplement in substantially the form of Exhibit A attached to the Intellectual Property Security Agreement and
     Exhibit 4.1E attached hereto.

               "Offer" means that certain Offer to Purchase and Solicitation of Consents and accompanying Consent and Letter of Transmittal, each in substantially the form attached hereto as Exhibit 4.2A and Exhibit 4.2AA, respectively, with any changes from either such form to be subject to the prior approval of the Administrative Agent, in its sole discretion.

               "Required Consents" means consents to the Indenture Amendments delivered by the holders of not less than 50.1% of the aggregate principal amount of Senior Notes outstanding. Under the terms of the Offer, each holder of Senior Notes which tenders Senior Notes pursuant to the Senior Notes Tender Offer must also deliver a consent to the Indenture Amendments.

               "Security Agreement Supplement" means a Security
     Agreement Supplement in substantially the form of Exhibit D attached to the Security Agreement and Exhibit 4.1D attached hereto.

               "Senior Notes Tender Offer" means the tender offer made by the Company to purchase the Senior Notes for aggregate consideration not to exceed $80,000,000 (assuming all of the Senior Notes are purchased by the Company and inclusive of all related fees and expenses payable by the Borrower, the Company or any other Subsidiary of the Borrower; provided, however, that, in the event that not all of the Senior Notes are so purchased by the Company, such $80,000,000 amount shall be proportionally reduced), plus accrued and unpaid interest on the Senior Notes, pursuant to the terms and conditions of the Offer and subject to the delivery by all tendering holders of Senior Notes of consents to the Indenture Amendments.

               "Supplemental Indenture" means that certain
     Supplemental Indenture, by and between the Company and Chemical Trust Company of California, in substantially the form attached hereto as Exhibit 4.2C, with any changes from such form to be subject to the prior approval of the Administrative Agent, in its sole discretion.

               2.1.1  The definition of "EBITDA" set forth in
Section 1.01 of the Credit Agreement is amended by adding the following at the end of such definition: "; provided, however, that in determining EBITDA for any period there shall be excluded from such determination any effect based upon the payment of a premium on Senior Notes tendered pursuant to the Senior Notes Tender Offer or Change of Control Offer."

               2.1.2  The definition of "Guarantors" set forth in
Section 1.1 of the Credit Agreement is amended by deleting clause
(ii) of such definition in its entirety and replacing it with "(ii) the Company and each Significant Subsidiary of the Company, and".

          2.2 For all purposes of this Amendment and the Credit Agreement, the phrase "Senior Notes outstanding" shall not include Senior Notes owned or otherwise held by the Company or any of its affiliates, it being understood that Senior Notes held by the Company or an affiliate shall not be deemed to be, or be treated as, outstanding. For purposes of this Section 2.2, the term "affiliate" shall have the meaning ascribed thereto in the Senior Note Indenture.

          2.3 Section 2.01(c) of the Credit Agreement is amended by deleting the second paragraph of such existing Section 2.01(c) in its entirety and replacing it with the following:

               "75,000,000 (`Note Repurchase Sub-
          Facility') of the Working Capital Commitments is solely available to finance (i) the Senior
          Notes Tender Offer and (ii) the Change of
          Control Offer, in each instance pursuant to the terms of, and subject to the prior satisfaction of all conditions precedent set forth in, the Offer, including, without limitation, in the case of the Senior Notes
          Tender Offer, the requirement set forth in the Offer that at least 50.1% of the aggregate principal amount of Senior Notes outstanding be tendered and that Required
          Consents be delivered. Amounts shall be drawn in not more than two draws under the Note Repurchase Sub-Facility, subject to the prior satisfaction of all conditions precedent with respect to the Offer, including, without limitation, in the case of the Senior Notes Tender Offer, the requirement set forth in the Offer that at least 50.1% of the aggregate principal amount of Senior Notes outstanding be tendered and that Required Consents be delivered. Insofar as any amounts available under the Note
          Repurchase Sub-Facility are not drawn to finance the Senior Notes Tender Offer or
          Change of Control Offer, any remaining
          availability under the Note Repurchase Sub-
          Facility shall immediately terminate and the Lender Parties' Working Capital Commitments shall be ratably and irrevocably reduced by such amount."

          2.4 Section 2.14 of the Credit Agreement is amended by deleting the proviso beginning in the sixth line of such existing
Section 2.14 and replacing it with the following:

               "provided, however, that the Note
               Repurchase Sub-Facility shall be
               solely available to finance the
               repurchase of Senior Notes pursuant
               to the Senior Notes Tender Offer
               and Change of Control Offer,
               subject to the prior satisfaction
               of all conditions precedent set
               forth in the Offer, including,
               without limitation, in the case of
               the Senior Notes Tender Offer, the
               requirement set forth in the Offer
               that at least 50.1% of the
               aggregate principal amount of
               Senior Notes outstanding be
               tendered and that Required Consents
               be delivered; and, provided,
               further, that, subject to the prior
               satisfaction of all conditions
               precedent with respect to the Offer
               and all of the conditions precedent
               to the making of a Working Capital
               Advance under the Note Repurchase
               Sub-Facility, to the extent that
               $75,000,000 is insufficient to
               finance the repurchase of all
               Senior Notes tendered pursuant to
               the Senior Notes Tender Offer and
               Change of Control Offer, proceeds
               of other Working Capital Advances
               may be used to finance the
               repurchase of Senior Notes tendered
               pursuant to the Senior Notes Tender
               Offer and Change of Control Offer."

          2.5 Section 5.01(m)(ii) of the Credit Agreement is amended by deleting from such existing Section 5.01(m)(ii) the following language:

               "; provided, however, that no Guaranty
          shall be required if it violates the terms of the Senior Note Indenture" and replacing it with ".".

          2.6 Section 5.01(m)(iii) of the Credit Agreement is amended by deleting from such existing Section 5.01(m)(iii) the following language:

               "; provided, however, that no such
          pledge shall be required if it violates the terms of the Senior Note Indenture" and replacing it with ".".

          2.7 Section 5.01(m)(iv) of the Credit Agreement is amended by deleting the last sentence of such existing Section
5.01(m)(iv) in its entirety.

          2.8 Section 5.01(r) of the Credit Agreement is amended by deleting such existing Section 5.01(r) in its entirety and replacing it with the following:

               "(r)   [Intentionally left blank]."

          2.9 Section 5.02(k) of the Credit Agreement is amended by deleting clause (C) of clause (i) of such existing Section
5.02(k) in its entirety and replacing it with the following:

               "(C) repurchase of Senior Notes
          (1) pursuant to the terms of, and subject to the prior satisfaction of all conditions with respect to, the Change of Control Offer and
          (2) pursuant to the terms of, and subject to the prior satisfaction of all conditions with respect to, the Senior Notes Tender Offer, including, without limitation, the requirement that at least 50.1% of the aggregate principal amount of Senior Notes outstanding be tendered and that Required
          Consents be delivered,".

          2.10 Section 5.02(n) of the Credit Agreement is amended by deleting such existing Section 5.02(n) in its entirety and replacing it with the following:

               "(n) Negative Pledge.  Enter into or
          suffer to exist, or permit any of its
          Subsidiaries to enter into or suffer to
          exist, any agreement prohibiting or
          conditioning the creation or assumption of any Lien upon any of its properties or assets other than as provided in the Loan
          Documents."

          2.11 Section 5.02(o) of the Credit Agreement is amended by deleting from the sixth line of such existing Section 5.02(o) the words "Pledge Agreement" and replacing them with the words
"Security Agreement".

          2.12 Schedule 4.01(r) to the Credit Agreement, Pledged Foreign Subsidiaries, is amended to supplement such existing
Schedule 4.01(r) by adding thereto a new Schedule 4.01(r) --
Part II, which Schedule 4.01(r) -- Part II is attached hereto as "Schedule 4.01(r) -- Part II".

     3.   Representations and Warranties of the Borrower.  The
Borrower hereby represents as follows:

          3.1 Each of the representations and warranties set forth in the Credit Agreement, including, without limitation, in
Article IV of the Credit Agreement, and in each other Loan Document, is true, correct and complete on and as of the date hereof as though made on the date hereof. In addition, the Borrower hereby represents, warrants and affirms that the Credit Agreement and each of the other Loan Documents remains in full force and effect.

          3.2 As of the date hereof, and after giving effect to the transactions contemplated by the Offer, including, without limitation, the Senior Notes Tender Offer, Change of Control Offer and execution and delivery of the Supplemental Indenture effectuating the Indenture Amendments, there exists no Default or Event of Default under the Credit Agreement or any other Loan Document, and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

          3.3 The execution, delivery and/or performance by each applicable Loan Party of this Amendment, the Guaranty Supplements, the Security Agreement Supplements, the Intellectual Property Security Agreement Supplements, each other Loan Document, each document comprising or effectuating the Senior Notes Tender Offer, Indenture Amendments or Change of Control Offer, and the Supplemental Indenture, and each other agreement and document related to or contemplated by the foregoing to which it is or is to be a party or otherwise bound, and the consummation of the Senior Notes Tender Offer, Indenture Amendments or Change of Control Offer, and Supplemental Indenture and the other transactions contemplated hereby or thereby, are within such Loan Party's corporate powers, have been duly autho-rized by all necessary corporate action, and do not, and will not, (i) contravene such Loan Party's charter or bylaws,
(ii) violate any law (including, without limitation, the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended), rule, regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, including, without limitation, the Senior Note Indenture as amended by the Supplemental Indenture, mortgage, deed of trust, lease or other material instrument or agreement binding on or affecting any Loan Party, any of its Subsidiaries or any of their respective properties or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, including, without limitation, the Senior
Note Indenture as amended by the Supplemental Indenture, mortgage, deed of trust, lease or other instrument or agreement, the violation or breach of which could reasonably be expected to have a Material Adverse Effect.

          3.4 Each of this Amendment and each other Loan Document has been duly executed and delivered by each Loan Party party thereto. Each of this Amendment and each other Loan Document is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms. On or prior to the closing date of this Amendment, the Supplemental Indenture shall have been duly executed and delivered by the Company and each other Loan Party party thereto and the Trustee and the Supplemental Indenture shall constitute the legal, valid and binding obligation of each of the parties thereto, shall be legal, valid and binding on each of the holders of Senior Notes and shall be enforceable against all interested parties in accordance with its terms.

          3.5 No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Amendment, the Guaranty Supplements, the Security Agreement Supplements, the Intellectual Property Security Agreement Supplements, any other Loan Document, any document comprising or effectuating the Senior Notes Tender Offer, Indenture Amendments or Change of Control Offer, or the Supplemental Indenture, or any other agreement or document related thereto or contemplated thereby to which it is or is to be a party or otherwise bound, or for the consummation of the Senior Notes Tender Offer, Indenture Amendments, Change of Control Offer or Supplemental Indenture or the other transactions contemplated hereby or thereby, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents,
(iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first and only priority nature thereof) or (iv) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents or remedies in respect of the Collateral pursuant to the Collateral Documents.

          3.6 The Collateral Documents create, or will on the closing date of this Amendment create, in favor of the Adminis-trative Agent, for the ratable benefit of the Lender Parties, a valid and perfected first priority security interest in the Collateral (which Collateral includes, without limitation, all of the personal property, whether now owned or hereafter acquired and all of the products and proceeds thereof, of the Borrower and each Guarantor, including, without limitation, the Company and each of its Domestic Significant Subsidiaries, and all of the outstanding capital stock of each of the Borrower's Domestic Significant Subsidiaries, including, without limitation, the Company and its Domestic Significant Subsidiaries, and such of the Borrower's Foreign Subsidiaries as are listed on
Schedule 4.01(r), as amended by Schedule 4.01(r) -- Part II) securing the payment of the Obligations, and all filings and other actions necessary or reasonably desirable to perfect and protect such security interest have been duly taken or, in the case of security interests in Collateral granted by the Company or one of its Subsidiaries, will be taken on or prior to the closing date of this Amendment. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the liens and security interests created or expressly permitted under the Loan Documents.

     4. Conditions Precedent to Amendments. The obligation of each Working Capital Lender to make a Working Capital Advance under the Note Repurchase Sub-Facility or as otherwise contemplated by Section 2.14 of the Credit Agreement, as such
Section 2.14 is amended pursuant to this Amendment, to finance the Senior Notes Tender Offer or Change of Control Offer, and the effectiveness of the amendments contained in Article 2 of this Amendment, are each and all subject to the satisfaction, in form and substance satisfactory to the Administrative Agent, of each of the following conditions precedent:

          4.1 Conditions Precedent to Borrowing. Each of the conditions precedent set forth in Section 3.01 and Section 3.03 of the Credit Agreement shall have been satisfied or waived in accordance with the terms of the Credit Agreement.

          4.2  Amendment Documentation.

               (a) The Borrower shall have duly executed and delivered this Amendment.

               (b) L Acquisition and Lift-Tech shall each have executed and delivered the reaffirmation and confirmation attached hereto.

               (c)  Guaranty.  The Company and each of its
Domestic Significant Subsidiaries shall have executed and delivered a Guaranty Supplement in substantially the form of
Exhibit 4.1C attached hereto, and otherwise in form and substance reasonably satisfactory to the Administrative Agent, and thereby have become a guarantor under the Guaranty.

               (d) Security Agreement. The Company and each of its Domestic Significant Subsidiaries shall have executed and delivered a Security Agreement Supplement in substantially the form of Exhibit 4.1D attached hereto, and otherwise in form and substance reasonably satisfactory to the Administrative Agent, and thereby have become a grantor under the Security Agreement. The Company and each of its Domestic Significant Subsidiaries shall have delivered, in connection therewith:

               (i) acknowledgment copies or stamped receipt copies of proper financing statements, or other confirmation or arrangements reasonably satisfactory to the Administrative Agent of or for the filing of proper financing statements, under the Uniform Commercial Code in all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first and only priority liens and security interests created under the Security Agreement, as supplemented by each of the foregoing required Security Agreement Supplements, covering the Collateral described in the Security Agreement, as so supplemented;

              (ii) completed requests for information listing the financing statements referred to in clause (i) above and all other effective financing statements filed in the jurisdictions referred to in clause (i) above that name the Company or any of its Domestic Significant Subsidiaries as debtor, together with copies of all such other financing statements;

             (iii) evidence of the completion of all other recordings and filings of or with respect to the Security Agreement, as supplemented by each of the foregoing required Security Agreement Supplements, that the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created thereby;

              (iv) evidence of the insurance required by the terms of the Security Agreement, as supplemented by each of the foregoing required Security Agreement
          Supplements;

               (v) copies of the Assigned Agreements, if any, referred to in the Security Agreement, as supplemented by each of the foregoing required Security Agreement Supplements, together with a consent to such assignments, if any, in substantially the form of Exhibit C to the Security Agreement, duly executed by each party to such Assigned Agreements;

              (vi) certificates representing the Pledged Shares referred to in the Security Agreement, as supplemented by each of the foregoing required Security Agreement Supplements, accompanied by undated stock powers executed in blank; and

             (vii) evidence that all other actions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first and only priority liens and security interests created under the Security Agreement, as supplemented by each of the foregoing required Security Agreement Supplements, have been taken.

               (e)  Intellectual Property Security Agreement.
The Company and each of its Domestic Significant Subsidiaries shall have executed and delivered an Intellectual Property Security Agreement Supplement in substantially the form of
Exhibit 4.1E attached hereto, and otherwise in form and substance reasonably satisfactory to the Administrative Agent, and thereby have become a grantor under the Intellectual Property Security Agreement.

               (f) Secretary's Certificate. The Borrower shall have delivered copies, duly certified by the Secretary or an Assistant Secretary of the Borrower, of (i) resolutions of the Borrower's Board of Directors authorizing the execution and delivery of this Amendment, the Senior Notes Tender Offer pursuant to the Offer, the Change of Control Offer pursuant to the Offer, the Supplemental Indenture effectuating each of the Indenture Amendments, and the other agreements, instruments and documents contemplated hereby and thereby, and the transactions contemplated hereby and thereby, (ii) all documents evidencing other necessary corporate action, if any, and (iii) all approvals or consents, if any, necessary with respect to this Amendment, the Senior Notes Tender Offer pursuant to the Offer, the Change of Control Offer pursuant to the Offer, the Supplemental Indenture effectuating each of the Indenture Amendments, and the other agreements, instruments and documents contemplated hereby and thereby, and the transactions contemplated hereby and thereby.

               (g) Incumbency Certificate. The Borrower shall have delivered a certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names of the Borrower's officers authorized to sign this Amendment, each of the agreements and documents comprising or effectuating the Senior Notes Tender Offer, Indenture Amendments or Change of Control Offer, and the Supplemental Indenture, and all other documents, certificates, instruments or agreements to be delivered hereunder or thereunder or in connection herewith or therewith, together with the true signatures of such officers.

               (h) Opinions of Counsel. The Lender Parties shall have received opinions of counsel for the Borrower and the Company and its Subsidiaries, each in form and substance satisfactory to, and covering such matters as are requested by, the Administrative Agent and its counsel and each to include an express statement to the effect that the Administrative Agent and Lender Parties are authorized to rely on such opinion.

               (i) Officer's Certificate. The Borrower shall have delivered to the Administrative Agent a certificate signed by a duly authorized officer of the Borrower stating that (i) the representations and warranties contained in this Amendment and each other Loan Document are true and correct on and as of the closing date of this Amendment, before and after giving effect to the transactions contemplated hereby, as though made on and as of such closing date, (ii) no event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes a Default, and (iii) the Borrowing Base exceeds, on and as of the closing date, and will exceed, after giving effect to the transactions contemplated hereby, the aggregate principal amount of Working Capital Advances plus Swing Line Advances plus Letter of Credit Advances plus the aggregate Available Amount of all Letters of Credit outstanding.

               (j) No New UCC-1 Filings. The Administrative Agent shall have received a certificate signed by a duly authorized officer of the Borrower, L Acquisition, Lift-Tech, the Company and each of the other Guarantors stating that, on and as of the closing date of this Amendment, no new UCC-1 Financing Statement, other financing statement, mortgage or other instrument perfecting any Lien has been filed with respect to any real or personal property owned, leased or otherwise held by the Borrower, L Aquisition, Lift-Tech, the Company or any Guarantor since October 15, 1996.

               (k) Solvency. The Borrower, L Acquisition, Lift-Tech, the Company and each of its Significant Domestic Subsidiaries shall have delivered a letter from its chief financial officer, in form and substance satisfactory to the Administrative Agent, attesting to the Solvency (as such term is defined in Section 3.01(h) of the Credit Agreement) of such Guarantor, in each case individually and together with its Subsidiaries, taken as a whole, immediately before and immediately after giving effect to the transactions, including, without limitation, consummation of the Senior Notes Tender Offer and Change of Control Offer, contemplated by this Amendment.

               (l)  Other.  The Borrower, the Company and their
Subsidiaries shall have delivered such other documents and taken such other actions as the Administrative Agent may reasonably request.

          4.3  Tender Offer and Indenture Documentation.

               (a) Offer. The Company shall have delivered copies, duly certified by the Secretary or an Assistant Secretary of the Company, of the Offer to Purchase and Solicitation of Consents and Consent and Letter of Transmittal, substantially in the forms of Exhibit 4.2A and Exhibit 4.2AA hereto, respectively, with any changes from either such form to be subject to the prior approval of the Administrative Agent, in its sole discretion.

               (b) Evidence of Satisfaction of Minimum Tender Condition for the Senior Notes Tender Offer and Receipt of Required Consents. The Company shall have delivered to the Administrative Agent written evidence, in form and substance satisfactory to the Administrative Agent, that holders of at least 50.1% of the Senior Notes have tendered their Senior Notes pursuant to and in compliance with the terms and conditions of the Senior Notes Tender Offer and holders of at least 50.1% of the Senior Notes outstanding have delivered consents to the Indenture Amendments and, accordingly, that the Required Consents have been received.

               (c) Supplemental Indenture. The Company shall have delivered a copy, duly certified by the Secretary or an Assistant Secretary of the Company, of the Supplemental Indenture duly executed and delivered by all parties thereto, including, without limitation, the Company and the Trustee. The Supplemental Indenture shall be in full force and effect and shall be substantially in the form of Exhibit 4.2C hereto with any changes to such form to be subject to the prior approval of the Administrative Agent, in its sole discretion.

               (d) Secretary's Certificate. The Company shall have delivered copies, duly certified by its Secretary or Assistant Secretary, of (i) resolutions of its Board of Directors authorizing the Senior Notes Tender Offer pursuant to the Offer, the Change of Control Offer pursuant to the Offer, the execution and delivery of the Supplemental Indenture effectuating each of the Indenture Amendments and the execution and delivery of a Guaranty Supplement, a Security Agreement Supplement, an Intellectual Property Security Agreement Supplement and any other Loan Document to which the Company is or is to be a party,
(ii) all documents evidencing other necessary corporate action, if any, and (iii) all approvals or consents, if any, necessary with respect to the Senior Notes Tender Offer pursuant to the Offer, the Change of Control Offer pursuant to the Offer, the Supplemental Indenture, the Guaranty Supplement, the Security Agreement Supplement, the Intellectual Property Security Agreement Supplement and the other agreements, instruments and documents contemplated hereby and thereby, and the transactions contemplated hereby and thereby.

               (e) Incumbency Certificate. The Company shall have delivered a certificate of its Secretary or Assistant Secretary certifying the names of its officers authorized to sign a Guaranty Supplement, a Security Agreement Supplement, an Intellectual Property Security Agreement Supplement, the Supplemental Indenture and all other documents, certificates, instruments or agreements to be delivered thereunder or in connection therewith, together with the true signatures of such officers.

               (f) Subsidiary Secretary's Certificates. Each of the Company's Domestic Significant Subsidiaries shall have delivered copies, duly executed by its Secretary or Assistant Secretary, of (i) resolutions of its Board of Directors authorizing the execution and of a Guaranty Supplement, a Security Agreement Supplement, an Intellectual Property Security Agreement Supplement and any other Loan Documents to which such Subsidiary is or is to be a party, (ii) all documents evidencing other necessary corporate action, if any, and (iii) all approvals or consents, if any, necessary with respect to the Guaranty Supplement, the Security Agreement Supplement, the Intellectual Property Security Agreement Supplement and the other agreements, instruments and documents contemplated hereby and thereby, and the transactions contemplated hereby and thereby.

               (g) Subsidiary Incumbency Certificates. Each of the Company's Domestic Significant Subsidiaries shall have delivered a certificate of its Secretary or Assistant Secretary certifying the names of its officers authorized to sign a Guaranty Supplement, a Security Agreement Supplement, an Intellectual Property Security Agreement Supplement and all other documents, certificates, instruments or agreements to be delivered thereunder or in connection therewith, together with the true signatures of such officers.

          4.4 No Default. As of the closing date of this Amendment, and after giving effect to the Senior Notes Tender
Offer, Change of Control Offer, Supplemental Indenture effectuating the Indenture Amendments and each of the other transactions contemplated hereby and thereby, no Default or Event of Default shall have occurred and be continuing.

          4.5  Representations and Warranties.  The
representations and warranties set forth in Article 3 hereof shall be true, correct and complete on and as of the closing date of this Amendment as though made on such date.

          4.6 Insurance. The Administrative Agent shall be satisfied with the amount, types and terms and conditions of all insurance maintained by the Company and its Domestic Subsidiar-ies, and the Administrative Agent shall have received endorsements naming the Administrative Agent, on behalf of the Lender Parties, as an additional insured and/or loss payee under all insurance policies to be maintained with respect to the properties of the Company and its Domestic Subsidiaries forming any part of the Collateral under the Security Agreement, as supplemented by the Security Agreement Supplements, and the other Loan Documents.

          4.7 Landlord Waivers. The Administrative Agent shall have received a duly executed landlord waiver from all landlords and leasehold mortgage holders with respect to any Inventory, Equipment or other Collateral owned by the Company or any other Guarantor which is located at a location that is not owned by the Company or a Domestic Subsidiary, as deemed necessary or desirable in the Administrative Agent's discretion in order to preserve or otherwise protect the Administrative Agent's rights in the Collateral on behalf of itself and the Lender Parties.

          4.8 Other. The Administrative Agent shall have received such other approvals, opinions or documents as any Lender through the Administrative Agent may reasonably request, the Borrower, the Company and their Subsidiaries shall have taken all such other actions as any Lender through the Administrative Agent may reasonably request, and all legal matters incident to the foregoing shall be satisfactory to the Administrative Agent.

     5. Regarding the Supplemental Indenture. The Borrower hereby covenants and agrees to cause the Company to take all actions as may be necessary or desirable in order to amend the Senior Notes Indenture in accordance with the terms of the Supplemental Indenture, thereby effectuating the Indenture Amendments, as promptly as is possible. Without limiting the generality of the foregoing, the Borrower covenants and agrees to cause the Company to execute and deliver the Supplemental Indenture as soon as is possible, take all steps necessary or desirable in order to obtain the Required Consents as soon as is possible, and take all steps as may be necessary or desirable in order to ensure that the Trustee executes and delivers the Supplemental Indenture concurrently with receipt of the Required Consents.

     6. Effectiveness of Amendments. This Amendment, including, without limitation, the amendments contemplated by
Article 2 hereof, shall not become effective unless and until each of the conditions precedent set forth in Article 4 hereof has been satisfied. Each of such conditions precedent must be satisfied on or prior to January 15, 1997.

     7.   Reference to and Effect Upon the Credit
          Agreement and other Loan Documents.

          7.1 Except as specifically amended in Article 2 above, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.

          7.2 The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition of the Credit Agreement or any other Loan Document, except, upon the effectiveness, if any, of this Amendment, as specifically amended in Article 2 above, or (ii) prejudice any right, power or remedy which the Administrative Agent or any Lender Party now has or may have in the future under or in connection with the Credit

Agreement or any other Loan Document. Upon the effectiveness, if any, of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

     9. Costs and Expenses. The Borrower shall pay on demand all reasonable fees, costs and expenses incurred by Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, all reasonable attorneys' fees).

     10.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO
CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

     11. Headings. Article headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


                    [Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                              COLUMBUS MCKINNON CORPORATION


                              By:  /s/ Robert L. Montgomery

                              Title:   Executive Vice President


                              FLEET BANK, as Administrative Agent


                              By:  /s/ John J. Larry

                              Title:   Vice President


                              FLEET BANK, as Initial Issuing Bank


                              By:  /s/ John J. Larry

                              Title:   Vice President


                              FLEET BANK, as Swing Line Bank


                              By:  /s/ John J. Larry

                              Title:   Vice President

                             Lenders


                              FLEET BANK


                              By:  /s/ John J. Larry

                              Title:   Vice President

                             Lenders


                              FIRST UNION NATIONAL BANK OF
                              NORTH CAROLINA, as a Co-Agent
                              and Lender


                              By:  /s/ Tom Moliter

                              Title:   Vice President

                             Lenders


                              GOLDMAN SACHS CREDIT PARTNERS
                         L.P., as a Co-Agent and Lender


                              By:  /s/ John E. Urban

                              Title:   Authorized Signer

                             Lenders


                              MARINE MIDLAND BANK


                              By:  /s/ Cary J. Haller

                              Title:    Vice President

                             Lenders


                              BANKERS TRUST COMPANY


                              By:  /s/ Christopher Kinslow

                              Title:   Vice President

                             Lenders


                              MANUFACTURERS AND TRADERS
                              TRUST COMPANY


                              By:  /s/ Stephen J. Wydysk

                              Title:   Vice President

                             Lenders


                              MELLON BANK, N.A.


                              By:  /s/ Sam S. Pepper, Jr.

                              Title:   Vice President

                             Lenders


                              NATIONSBANK, N.A.


                              By:  /s/ Thomas J. Kane

                              Title:   Corporate Finance Officer

                             Lenders


                              THE BANK OF NOVA SCOTIA


                              By:  J. Alan Edwards

                              Title:   Authorized Signatory

                             Lenders


                              KEYBANK NATIONAL ASSOCIATION


                              By:  /s/ Karen A. Lee

                              Title:   Vice President

                             Lenders


                              ABN-AMRO BANK N.V. NEW YORK
                              BRANCH


                              By:  /s/ Frances O. Logan

                              Title:   Vice President


                              By:  /s/ John M. Kinney

                              Title:   Assistant Vice President

                               Lenders


                              TORONTO DOMINION  (NEW YORK), INC.


                              By:  /s/ Debbie A. Greene

                              Title:   Vice President

                         Lenders


                         CRESCENT/MACH I PARTNERS, L.P.
                         BY TCW ASSET MANAGEMENT COMPANY
                         ITS INVESTMENT MANAGER


                         By:  /s/ Justin L. Driscoll

                         Title:   Vice President

                             Lenders


                              ALLSTATE INSURANCE COMPANY


                              By:  /s/ Jerry D. Zinkula

                              Title:   Authorized Signatory


                              By:  /s/ Patricia W. Wilson

                              Title:   Assistant Vice President

                             Lenders


                              ALLSTATE LIFE INSURANCE COMPANY


                              By:  /s/ Jerry D. Zinkula

                              Title:   Authorized Signatory


                              By:  /s/ Patricia W. Wilson

                              Title:   Assistant Vice President

                             Lenders


                              MASSACHUSETTS MUTUAL LIFE
                              INSURANCE COMPANY


                              By:  /s/ Mary Ann McCarthy

                              Title:   Managing Director

                             Lenders


                              PILGRIM AMERICA PRIME RATE TRUST


                              By:  /s/ Thomas C. Hunt

                              Title:   Portfolio Analyst

                             Lenders


                              NATIONAL CITY BANK OF
                              PENNSYLVANIA


                              By:  /s/ Stephen C. Findlay

                              Title:   Senior Vice President

                             Lenders


                              KEYPORT LIFE INSURANCE COMPANY


                              By:  /s/ David T. H. Yin

                              Title:    Assistant Vice President

                             Lenders


                              VAN KAMPEN AMERICAN CAPITAL
                              PRIME RATE INCOME TRUST


                              By:  /s/ Jeffrey W. Maillet

                              Title:   Senior Vice President -
                                       Portfolio Manager

                             Lenders


                              SUMITOMO BANK LIMITED


                              By:  /s/ William N. Paty

                              Title:   Vice President & Manager


                              By:  /s/ J. Drum

                              Title:   Vice President (NY Office)

                             Lenders


                              COMERICA BANK


                              By:  /s/ Chris Georvassilis

                              Title:   Vice President

                             Lenders


                              SENIOR DEBT PORTFOLIO
                                By: Boston Management and Research,
                                 as Investment Advisor


                              By:  /s/

                              Title:   Vice President & Portfolio
                                       Manager

     The undersigned hereby acknowledge and agree to this Amendment, and agree that the Guaranty, dated October 16, 1996, the Security Agreement, dated October 16, 1996, the Intellectual Property Security Agreement, dated October 16, 1996, and each other Loan Document executed by the undersigned shall remain in full force and effect and each is hereby ratified and confirmed this 14th day of November, 1996.



                              L ACQUISITION CORPORATION

                              By:  /s/ Robert L. Montgomery

                              Title:   Treasurer


                              LIFT-TECH INTERNATIONAL, INC.

                              By:  /s/ Robert L. Montgomery

                              Title:    Treasurer

                                                       Exhibit 99

            SPRECKELS INDUSTRIES AMENDS TENDER OFFER
            FOR 11-1/2% SENIOR SECURED NOTES DUE 2000


          November 29, 1996 -- Columbus McKinnon Corporation announced today that its majority-owned subsidiary, Spreckels Industries, Inc., now known as Yale Industries, Inc. (NASDAQ National Market Symbol: YALE) (the "Company"), has amended its tender offer and the consent solicitation (the "Tender Offer") for all $70 million of the Company's 11-1/2% Senior Secured Notes due 2000 (the "Notes") to increase the potential aggregate consideration to be paid in the Tender Offer to 108.250% of the outstanding principal amount of the Notes.

     Under the Tender Offer, which was commenced November 15, 1996, the Company had been offering to purchase all of the Notes for 108.125% of the principal amount of the Notes. The Company amended the Tender Offer to increase the aggregate consideration to be paid in the Tender Offer to 108.250% of the outstanding principal amount of the Notes, which consideration will consist of (i) an offer to purchase the Notes for 106.750% of the principal amount of the Notes, and (ii) a consent solicitation payment of 1.500% of principal amount of Notes to holders who deliver consents to certain proposed amendments in the Indenture pursuant to which the Notes were issued on or prior to the Consent Date (as defined below).

          The expiration date for the Tender Offer is 5:00 p.m., New York City time on Friday, December 13, 1996. The Company intends to execute a supplemental indenture providing for the proposed amendments if consents from a majority in aggregate principal amount of the outstanding Notes are received by that date, or if not obtained by that date, upon obtaining such consents (the "Consent Date"). The consent payment will not be paid to holders of Notes who tender after the Consent Date.

          The proposed amendments to the Indenture would eliminate substantially all of the restrictive covenants, certain event of default provisions and all provisions relating to guarantees of the Notes by the Company's subsidiaries and security for the Notes.

          Consummation of the Tender Offer remains conditioned on, among other things, the Company's receipt of tenders of Notes and delivery of Consents by holders of Notes constituting a majority in aggregate principal amount of the outstanding Notes.

          The Dealer Manager for the Tender Offer is Bear,
Stearns & Co. Inc.